NUVEEN SANTA BARBARA INTERNATIONAL DIVIDEND GROWTH FUND

SUPPLEMENT DATED JUNE 10, 2019

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2018

On June 10, 2019, David S. Park and David A. Chalupnik were named portfolio managers of the Fund, replacing James R. Boothe, the Fund’s former portfolio manager.

David S. Park, CFA, is Managing Director and Research Analyst at Santa Barbara Asset Management, LLC (“SBAM”). Prior to joining SBAM in 2011, Mr. Park was an Equity Analyst at HighMark Capital Management.

David A. Chalupnik, CFA, is Managing Director at SBAM. He also serves as Managing Director and Head of Equities at Nuveen Asset Management, LLC (“NAM”), an affiliate of SBAM. He joined SBAM in June 2019 and NAM in 2011.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SBIDGS-0619P